UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 1, 2005
Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building 435 Devon Park Drive Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)
610-293-0600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
AGREEMENT BY AND BETWEEN SAFEGUARD SCIENTIFICS, INC. AND PETER J BONI
PRESS RELEASE DATED AUGUST 3, 2005
SUMMARY OF COMPENSATION TERMS - PETER J. BONI
SIXTH AMENDMENT DATED AS OF AUGUST 1, 2005, TO LOAN AGREEMENT

ITEM 1.01. Entry into a Material Definitive Agreement.
Appointment of President and Chief Executive Officer
     On August 1, 2005, Safeguard Scientifics, Inc. (“Registrant”) entered into an agreement with Peter J. Boni (“Agreement”) pursuant to which he will commence employment as President and Chief Executive Officer of the Registrant on or before September 1, 2005. The Agreement is filed with this Current Report on Form 8-K as Exhibit 99.1. A copy of the Registrant’s press release announcing Mr. Boni’s appointment as President and Chief Executive Officer is attached as Exhibit 99.2 to this report and incorporated herein by reference.
     The material terms of Mr. Boni’s Agreement, including without limitation his base salary, annual incentive, stock option incentives, signing bonus, relocation benefit, termination and severance, are set forth in the document entitled Summary of Compensation Terms — Peter J. Boni (“Summary”), which is filed with this Current Report on Form 8-K as Exhibit 99.3.
Amendments to Loan Agreements
     The disclosure set forth under Item 2.04 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     On August 1, 2005, Safeguard Delaware, Inc. (“SDI”) and Safeguard Scientifics (Delaware), Inc. (“SSDI”), both subsidiaries of the Registrant, entered into the Sixth Amendment (the “Amendment”) to Loan Agreement dated as of May 10, 2002, as amended, by and among Comerica Bank, successor by merger to Comerica Bank — California (“Comerica”), SDI and SSDI. The Amendment increased the facility size from $55 million to $60 million for the period August 1, 2005 through January 27, 2006. The facility requires cash collateral equal to any amounts outstanding under the facility. Other terms of the facility, including rate of interest and payment terms, remain the same. The Registrant is a guarantor of the obligations of SDI and SSDI under the facility.
     The information set forth above is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 99.4, which exhibit is incorporated herein by reference.
     On August 1, 2005, Clarient, Inc. (“Clarient”), a majority-owned subsidiary of the Registrant, entered into the Waiver and Fifth Amendment (“Clarient Amendment”) to Loan Agreement with Comerica. The only material change to the arrangement was to increase the facility size from $5.5 million to $8.5 million. The borrowings under the line of credit will be used for working capital purposes and to provide a $3.0 million stand-by letter of credit to be provided to the landlord of Clarient’s new lease facility and will bear interest at Comerica’s prime rate minus 0.5%. Clarient will pay Registrant a periodic commitment fee of $15,000 and issue a warrant to purchase 50,000 shares of Clarient common stock for an exercise price of $2.00 per share as additional consideration for Registrant’s guarantee. Other terms of the arrangement, including rate of interest and payment terms, remain the same. As of July 31, 2005, Clarient had $2.0 million outstanding under its line of credit.
     The information set forth above is qualified in its entirety by reference to the Clarient Amendment, the Second Amended and Restated Unconditional Guaranty dated August 1, 2005 to Comerica Bank provided by SDI and SSDI and the Reimbursement and Indemnity Agreement by Clarient, Inc. in favor of SDI and SSDI, which exhibits have been filed by Clarient, Inc. as exhibits to its Current Report on Form 8-K filed on August 4, 2005 and are incorporated herein by reference.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On August 1, 2005, Mr. Boni accepted the offer of the Board of Directors of Registrant to serve as the Registrant’s President and Chief Executive Officer and a member of the Registrant’s Board of Directors, effective on or before September 1, 2005. Mr. Boni, age 59, brings to his role as President and Chief Executive Officer of the Registrant more than 20 years’ experience as a high technology chief executive officer. In addition, he also has served as a chairman, a Fortune 500 corporate executive, an NYSE Fortune 1000 president, a management consultant, a board member and an advisor to institutional investors of both early and later stage high technology hardware, software and services firms. Mr. Boni is currently non-executive Chairman of Intralinks, Inc., a provider of an on-demand, secure digital workspace, and has served as an Operating Partner for Advent International, a global private equity firm with $6 billion under management, since April 2004. From 2002 to 2004, Mr. Boni served as Chairman and Chief Executive Officer of Surebridge, Inc., an applications outsourcer serving the mid-market. From 1999 to 2001, Mr. Boni was Chief Executive Officer of Prime Response, Inc., a leading global eCRM software provider. Earlier, Mr. Boni was President and Chief Executive Officer of Cayenne Software, a client/server and object-oriented software tools provider that was acquired by Sterling Software; president of the Software and Information Services Group of Paramount Communications, Inc. (now Viacom); President of On-Line Software, International, a systems software firm; President and Chief Executive Officer of Summa Four, Inc., a telecommunications equipment firm; Managing Partner of Potential Dynamics, a high technology management consulting practice; and held several sales, marketing, management and executive positions at Data General Corporation. A description of Mr. Boni’s employment arrangements with Registrant is incorporated by reference to Exhibit 99.3 of this Current Report on Form 8-K.
     As previously disclosed, pursuant to the terms of the Employment Transition and Retirement Agreement between the Registrant and Mr. Craig dated April 13, 2005, Mr. Craig will resign as President and Chief Executive Officer of the Registrant, effective as of Mr. Boni’s employment commencement date. Mr. Craig will remain an employee of the Registrant for a six-month period to assist in the transition to the new chief executive officer, which period may be extended if requested by Mr. Boni and approved by the Registrant’s Board of Directors. Mr. Craig also will remain a director of the Registrant during the transition period.
ITEM 9.01. Financial Statements and Exhibits
     (c) Exhibits.

99.1	Agreement by and between Safeguard Scientifics, Inc. and Peter J. Boni dated August 1, 2005

99.2	Press release dated August 3, 2005

99.3	Summary of Compensation Terms — Peter J. Boni

99.4	Sixth Amendment dated as of August 1, 2005, to Loan Agreement dated as of May 10, 2002, as amended, by and among Comerica Bank, successor by merger to Comerica Bank — California, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

99.5	Waiver and Fifth Amendment dated as of August 1, 2005 to Loan Agreement dated February 13, 2003 by and between Comerica Bank and Clarient, Inc. (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))

99.6	Second Amended and Restated Unconditional Guaranty dated August 1, 2005 to Comerica Bank provided by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc. (on behalf of Clarient, Inc.) (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))

99.7	Reimbursement and Indemnity Agreement dated as of August 1, 2005 by Clarient, Inc. in favor of Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc. (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: August 4, 2005	By:	STEVEN J. FEDER

Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index

99.1	Agreement by and between Safeguard Scientifics, Inc. and Peter J. Boni dated August 1, 2005

99.2	Press release dated August 3, 2005

99.3	Summary of Compensation Terms — Peter J. Boni

99.4	Sixth Amendment dated as of August 1, 2005, to Loan Agreement dated as of May 10, 2002, as amended, by and among Comerica Bank, successor by merger to Comerica Bank — California, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.

99.5	Waiver and Fifth Amendment dated as of August 1, 2005 to Loan Agreement dated February 13, 2003 by and between Comerica Bank and Clarient, Inc. (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))

99.6	Second Amended and Restated Unconditional Guaranty dated August 1, 2005 to Comerica Bank provided by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc. (on behalf of Clarient, Inc.) (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))

99.7	Reimbursement and Indemnity Agreement dated as of August 1, 2005 by Clarient, Inc. in favor of Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc. (incorporated by reference to the Current Report on Form 8-K filed on August 4, 2005 by Clarient, Inc. (SEC File No. 000-22677))